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                                                                    EXHIBIT 10.3


                              AFFILIATE AGREEMENT
                              -------------------


     This AFFILIATE AGREEMENT (this "Agreement") dated February __, 1999 (the "Effective Date") is by and between Modem Media . Poppe Tyson, Inc., a Delaware corporation ("Licensor") having its principal place of business at 228 Saugatuck Avenue, Westport, CT 06880, and Bozell, Jacobs, Kenyon & Eckhardt, Inc., a Delaware corporation ("Licensee") having a place of business at 40 West 23rd Street, New York, NY 10010.

     WHEREAS, Licensor is the owner of the trademarks and service marks "MMPT" and "MODEM MEDIA . POPPE TYSON" (collectively, the "Trademarks"); and

     WHEREAS, Licensee desires the right to use the Trademark and Licensor is willing to grant permission to do so, on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the parties hereto agree as follows:

     1.  License of the Trademarks.  Subject to the terms and conditions of this
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Agreement, Licensor hereby grants to Licensee, and Licensee hereby accepts, a nonexclusive, nontransferable license to use the Trademarks and to license such use to its wholly owned subsidiary Modem Media . Poppe Tyson do Brasil Ltda., a company organized under the laws of Brazil ("Permitted Sublicensee"). Licensee and Permitted Sublicensee may use the Trademarks solely in connection with operation of Licensee's and Permitted Sublicensee's internet marketing services business in Brazil.

     2.  Quality Control.  Licensee agrees that it shall take all steps
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necessary to maintain and preserve the high standard of marketable quality of all products or services sold or serviced under or in connection with the Trademarks, as determined by Licensor and in a manner consistent with Licensor's
quality control procedures.   Licensor, or its representatives, shall have the
right, at all reasonable times, to inspect the processes of distribution, sale, and servicing of products and services by Licensee or Permitted Sublicensee under the Trademarks, both on the premises of Licensee Permitted Sublicensee and elsewhere, and Licensee agrees to remedy such deficiencies as Licensor or its representatives may find and bring to Licensee's attention. Licensee shall comply with all applicable laws and regulations and obtain all appropriate government approvals pertaining to the distribution, sale, servicing or advertising of products or services by Licensee utilizing or bearing the Trademarks.

     3.  Other Use Restrictions.  Licensee agrees to use the Trademarks in a
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commercially responsible manner so as not to impair the value of or the goodwill associated with the Trademarks.
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     4.  Recordals. Licensee and the Licensor shall file recordals of this
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Agreement or related agreements in Brazil as Licensor shall deem appropriate.
Licensee shall be solely responsible for proper filing of the recordals and shall pay all costs or fees associated with such filing.

     5.  Compensation.  In consideration of the rights granted in this
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Agreement, Licensee agrees to service Licensor clients in Brazil during the term of this Agreement as directed by Licensor. Licensee agrees that in connection with services performed for Licensor clients, Licensee shall bill Licensor clients in accordance with Licensee's current practices.

     6.  Termination.  This Agreement shall terminate on the first of the
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following to occur:

         a.  The two-year anniversary of the Effective Date; or

         b.  By mutual written consent of Licensor and Licensee; or

         c. By Licensor, upon 60 days having passed from Licensor's having given notice to Licensee of Licensee's breach of any of the terms of this Agreement; provided Licensee has failed, in the sole opinion of Licensor, to cure such breach within such 60 day period. Licensor's approval of such cure shall not be unreasonably withheld; or

         d. By Licensor or Licensee, upon 90 days having past after giving prior written notice to the other party.

     Upon the termination of this Agreement, for any reason, Licensee agrees to immediately discontinue all use of the Trademarks, to cooperate with Licensor in the destruction or stickering of all printed materials bearing the Trademarks, and to withdraw recording of this Agreement or related agreements from all governmental records. All rights not granted herein in the Trademarks and the goodwill connected therewith shall remain the property of Licensor.

     In the event of termination, neither party shall be liable to the other because of such termination for compensation, reimbursement, or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases, or commitments in connection with the business or goodwill of Licensor or Licensee.

     7.  Reservation of Rights.  Licensee acknowledges the ownership of the
         ---------------------
Trademarks by Licensor, agrees not to sublicense the Trademarks, and to do nothing inconsistent with such ownership, and agrees that any use by Licensee or Permitted Sublicensee of the Trademarks shall not create any interest or right, express or implied, in Licensee or Permitted Sublicensee other than as set forth in the terms and conditions of this Agreement.

     8.  No Competing Use or Registration.  Licensee shall not in any way
         --------------------------------
utilize or attempt to register or aid any third party in utilizing or attempting to register any trademark or service mark which is the same or confusingly similar to the Trademarks.

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     9.   Survival.  The obligations of Licensee set forth in Sections 7, 8, 10,
          --------
11 and 12 hereof shall survive the termination of this Agreement.

     10.  Warranty.  Licensor makes no warranty as to the validity of the
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Trademarks or that Licensee's use of the Trademarks will be free from claims of infringement by other parties.

     11.  Relationship of the Parties.  The relationship of Licensor and
          ---------------------------
Licensee shall be solely that of licensor and licensee. Nothing contained herein shall be construed to imply a joint venture or principal and agent relationship between the parties, and neither party shall have any right, power or authority to create any obligation, express or implied, on behalf of the other. Each party agrees not to act or to fail to act so as to create any relationship between them disclaimed herein.

     12.  Indemnification.  Licensee agrees to indemnify and hold Licensor
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harmless from any and all liability, including, but not limited to, any products liability, costs, damage, expenses and fees whatsoever, including reasonable attorneys' fees, incurred by Licensor in connection and arising out of Licensee's or the Permitted Sublicensee's use of the Trademarks or the provision of services by Licensee as contemplated hereby.

     13.  LIMITATION OF LIABILITY.  LICENSOR'S TOTAL LIABILITY HEREUNDER FOR ALL
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CAUSES OF ACTION (WHETHER IN CONTRACT, TORT, INCLUDING NEGLIGENCE, OR OTHERWISE)
SHALL NOT EXCEED THE AGGREGATE PROFITS GENERATED WITH RESPECT TO THE CLIENTS OF LICENSOR IN BRAZIL DURING THE TERM OF THIS AGREEMENT. IN NO EVENT WILL LICENSOR BE LIABLE TO LICENSEE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE USE OF THE TRADEMARKS.

     14.  Government Approvals.  Licensee represents and warrants that no
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consent, approval, or authorization of or designation, declaration, or filing with any governmental authority in New York or Brazil is required in connection with the valid execution, delivery, or performance of this Agreement.

     15.  Miscellaneous.
          -------------

          a.  Waiver.  Any waiver by Licensor of any breach of any term or
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condition of this Agreement by Licensee shall not be deemed a waiver of any subsequent breach of the same or any other term or condition.

          b.  Notices.  All notices, and other communications required or
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permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or mailed, certified or registered mail, return receipt requested and postage prepaid:

              (i)   If to Licensee, to:
                    Bozell, Jacobs, Kenyon & Eckhardt, Inc.
                    40 West 23rd Street
                    New York, New York 10010

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                     With a copy to:
                     True North Communications Inc.
                     101 East Erie Street
                     Chicago, IL 60611
                     Attention: Dale Perona

or to such other person or address as the Licensee shall have previously notified the Licensor in writing;

               (ii)  If to Licensor, to:

                     Modem Media Poppe Tyson, Inc.
                     228 Saugatuck Avenue
                     Westport, CT 06880, U.S.A.
                     Attn:  Secretary

or to such other person or address as the Licensor shall have previously notified the Licensee in writing.

          c.   Governing Law.  This Agreement shall be governed by and construed
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in accordance with the laws of New York.

          d.   Headings.  The Section and subsection headings in this Agreement
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are inserted for convenience and identification only and are in no way intended to define or limit the scope, extent or intent of this Agreement, or any of the provisions hereof.

          e.   Assignment. The license granted hereunder shall not be assignable
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or transferable in any manner whatsoever by Licensee, nor shall Licensee have the right to grant any sublicenses of the overall rights, duties and obligations of this Agreement, except upon the express written consent of the Licensor.

          f.   Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
between the parties hereto, and no party shall be liable or bound to the other party in any manner by any warranties, representations, or covenants except as specifically set forth herein.

          g.   Counterparts.  This Agreement may be executed in counterparts,
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each of which shall be deemed an original, but which together shall constitute one and the same instrument.

          h.   Severability.  If any provision of this Agreement is, for any
               ------------
reason, declared to be invalid, then such invalidation shall not affect the validity of the otherwise valid provisions of this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above.

                              MODEM MEDIA POPPE TYSON, INC.


                              By: ______________________________

                              Title: ___________________________



                              BOZELL, JACOBS, KENYON & ECKHARDT, INC.


                              By: ______________________________

                              Title: ___________________________

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